SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       February 19, 2003
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                       (Date of earliest event reported)


                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-11661                13-3447441
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(State of Incorporation)             (Commission           (I.R.S. Employer
                                     File Number)          Identification No.)

745 Seventh Avenue
New York, New York                                           10019
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(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 5.  Other Events
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     On February 19, 2003, Lehman ABS Corporation ("LABS") transferred
$55,954,000 aggregate principal amount of 7.20% Subordinated Debentures due July 15, 2097 (the "Underlying Securities"), issued by Republic New York Corporation, predecessor to HSBC USA, Inc., to the Corporate Backed Trust Certificates, HSBC Debenture-Backed Series 2003-4 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, HSBC Debenture-Backed Series 2003-4 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of February 19, 2003 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated February 7, 2003 (the "Underwriting Agreement"), between LABS and Lehman, as underwriter (the "Underwriter").

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
--------------                 -----------

      4.1 Series Supplement, dated as of February 19, 2003, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEHMAN ABS CORPORATION


                                                 /s/ Rene Canezin
                                              ------------------------------
                                              Name:   Rene Canezin
                                              Title:  Senior Vice President



February 26, 2003